FINANCIAL INVESTORS TRUST

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

(the “Fund”)

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED AUGUST 31, 2013, AS SUPPLEMENTED

The following is hereby added to the “Buying, Exchanging and Redeeming Shares” section in the Fund’s Prospectus at the end of the third paragraph of the sub-section “Buying Shares” found on page 83 thereof:

The Fund calculates the Net Asset Value (“NAV”) per share for each class of shares of the Fund at the end of each business day.  You may obtain the current NAV of Fund shares at no cost by calling 866.759.5679 or by logging on to the Fund’s website at www.alpsfunds.com.

Please retain this supplement for future reference.